Exhibit 99.1

India Globalization Capital
Amex: IGC
Conference presentation, June 2008
www.indiaglobalcap.com

Forward-Looking Statements

We believe that some of the information in this presentation constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995.  You can identify these statements by forward-looking words such as “may,” will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar words or the negative of these words or other variations on these words or comparable terminology.  You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial conditions or state or other forward looking information.

While we believe it is important to communicate our expectations to our stockholders, there may be events in the future that we are not able to accurately predict or over which we have no control.  The risk factors and cautionary language discussed in our preliminary proxy statement initially filed with the SEC on November 23, 2007 provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in our forward-looking statements, including among other things:

•	The number of our stockholders voting against the acquisition proposals described in the proxy statement.
•	Competition in the road building and energy sectors.
•	Legislation by the government of India.
•	General economic conditions and the Indian growth rates.
•	Our ability to win licenses, contracts and execute.

You should be aware that the occurrence of the events described in these risk factors and elsewhere in the proxy statement could have a material adverse effect on our business, financial condition and results of operations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.

All forward-looking statements included herein attributable to us or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Summary: Indian Infrastructure Company

India Globalization Capital, Inc. (IGC):
–	Listed on Amex: IGC common stock
–	Financial Year ends on March 31, we report in USGAAP and file Qs and Ks with the SEC.
–	Based in Maryland and India.

Indian Infrastructure & Growth:
–	Own a majority in two Infrastructure companies in India.
–	Our companies have three core lines of business: 1) highway and heavy construction, 2) mining & quarrying, and 3) engineering and civil construction of high temperature plants.
–	Positioned in an important, high growth sector in an economy projected to become the third largest in the world.
–	India expects to spend over $475 billion on infrastructure in the next 4-5 years

Visibility:
–	We have an order book of $246M, which provides earnings visibility for 18 months.

Macro Growth Drivers

•	India’s GDP has been between 6.2% & 8.5% since 2003.
•	Excellent english medium education system.
•	Largest youth population in the world (550 M).
•	Government proactive in encouraging FDI.

2006
•	U.S.A.
•	Japan
•	Germany
•	China
•	U.K.
•	France
•	Italy
•	Canada
•	Spain
•	Brazil
•	Russian Fed.
•	India

(30-40 yrs)
•	U.S.A
•	China
•	India
•	Japan

Sources:Goldman Sachs, “Dreaming with BRICs”; “World Bank, April 2008”;
CIA “World Fact Book”;  www.childrendatabank.org

Investment Confidence on the Rise

•	A.T. Kearney “FDI Confidence Index” rankings for 2002 & 2007.
•	In 2007 China received $67 B in FDI compared to 16B received by India.
•	Right Country.
•	Right Sector.
•	Right Time.

2002
•	China
•	USA
•	UK
•	Germany
•	France
•	Italy
•	Spain
•	Canada
•	.10.11.12.13.14
15	India

2007
•	China
•	India
•	USA
•	UK
•	Hong Kong

•	Sources: FDI is generally accepted to include investments in physical assets, holdings of 10 percent or more equity, participation in a joint venture, licensing, and greenfield operations.
•	Sources: AT Kearney “New concerns in an uncertain world”. Economist Intelligence Unit

Infrastructure Spending is a Catalyst for Growth

•	GoI projects over $475 billion needed to expand and modernize infrastructure by 2012[1]
–	40% of villages have no access to all weather roads[2]
–	55% of the population has inadequate power[3]

•	Road build out comparable to the United States in the 50’s when the Federal-Aid Highway Act was signed into law by President Eisenhower.

•	GoI also provides powerful incentives.
–	Tax incentives over 10 years for energy generation.
–	Public / Private partnerships including privatization of certain key assets including highways, airports, sea ports, power plants, etc.______

1 - Source: Government of India (GoI), Committee for Infrastructure Financing & Bloomberg).
2 - Source: World Bank
3 – Government of India (GoI)

Infrastructure and Heavy Construction

•	Examples of 2007-2012 GoI plans (1):

–	Construction of ~102,000 miles of new rural roads. Upgrading ~120,000 miles of existing rural roads.
–	Expansion to 6 lanes in golden quadrilateral and selected highways
–	Modernization and redevelopment of 21 railway stations.
–	Capacity additions of ~830 million MT of port capacity.
–	Construction of dedicated freight corridors between Mumbai-Delhi and Ludiana-Kolkata.
–	Modernization of 39 airports.
•	Government regulations allow 100% ownership of infrastructure.
•	Bidding Process stream lined with transparency.
•	Emerging opportunities in ownership of roads, mines, sea ports, airport terminals, power….

1) Source: India Brand Equity Foundation and GoI Planning Commission

Infrastructure Stocks on the SENSEX have Outperformed the SENSEX

Historical returns: (Company commissioned data)

Public & Private Infrastructure Companies in India

Comparable Public Company’s Trading on Indian Exchanges:

Private Equity Transactions:

Our Companies: Sricon Infrastructure

Core competencies:

•	Highway construction
•	Mining and Quarrying
•	Civil & mechanical engineering
–	Eng. & construction of high temperature cement plants
–	Eng. & building of sea port jetties, power plants, water supply systems, highways, bridges, tunnels, etc.
–	BOT highways

•	Qualified to bid on contracts up to $116m. This will increase as balance sheet and experience increase.

•	250-300 skilled employees plus 300-800 unskilled labor contractors

•	IGC owns 63% of Sricon. The remaining 37% is owned by the Indian Sricon management.

Management in India at Sricon

Experienced management team in India

•	Founder, Chairman and Managing Director, Mr. Srivastava (54)
–	Over 30 years of infrastructure experience having worked for Larsen & Toubro, B.Sc. Banaras University (1974)

•	CFO, Mr. Abhay Wakhare (36)
–	Held various positions, including CFO, COO and CEO in several companies. Cost Accountant, Chartered Financial Analyst (CFA), Company Secretary & MBA

•	Project Manager, Mr. Dhiman (40)
–	Held several positions, including AE-Superintendent with the organization that builds and is responsible for border roads in India

•	General Manager, Mr. Dubey. (39)
–	Held several positions in civil and mechanical engineering. Responsible for project planning. B.E. Pune University

Our Companies: Techni Bharathi Limited (TBL)

Core competencies:

•	Civil engineering & construction
–	Civil construction and structural engineering of roads, highways, bridges, tunnels
–	Engineering and constructions of airport runways, rail roads and dams

•	Positioned regionally in important states, Andhra Pradesh, Karnataka and Tamil Nadu & experienced in Assam

•	57 skilled employees and 70 unskilled labor contractors

•	IGC owns 77% of TBL. The remaining 23% is owned by the Indian TBL management.

 Management in India at TBL

Experienced management team in India

•	Founder, Managing Director: Mr. Jortin Antony (40)
–	Former, Director of Projects at Bhagheeratha.
–	2003 winner of Young Entrepreneur Award.
–	B.Eng. Bangalore Institute of Technology

•	General Manager (Finance and Accounting): Mr. Santhosh Kumar (41)
–	Over 15 years experience in accounting at TBL. B.A. Commerce

•	General Manager (Technical): Mr. Madhavan (44)
–	Responsible for bids, previous experience includes being a consultant to National Highways Authority of India. B.Eng. 1987

Synergies between the two companies

Synergies:
•	Multiple bid teams
•	Geographic presence
•	TBL to subcontract for Sricon
•	Risk Management Committee
•	Complementary service offerings:
–	Expertise in highways, power, railroad, seaports, airports
•	Potential for additional acquisitions to enhance these synergies

Order Book as of 10/07 and subsequent awards

•	Backlog of orders:

Revenue Based on Backlog

•	Revenue is based on executing backlog of orders

Earnings Based on Backlog

•	Margin improvement from
–	reduction in raw material cost through ownership of mines and quarries.
–	reduction in interest costs
–	High margin, recurring, work based on financial independence

•	2008 earnings do not include one time charges related to financing and the SPAC.
•	2009 earnings do not include expenses related to financing, stock/ option related compensation, issuance of warrants, or other one time charges.

Guidance
•	IGC’s current equity market cap: ~$ 40M-$45M
•	Currently trading around 9-11 times FYE March 31, 2008 projected earnings, and
•	between 4.5-5.5 times FYE March 31, 2009 projected earnings.
•	Earnings Guidance given on March 12, 2008

1 – Based on projected revenue & earnings, not including one time financing & SPAC costs.
2 – Projections do not include dilution from the exercise of warrants, compensation expenses from the grant of options, financing or other one time expenses.

Capitalization

Fully Diluted Shares outstanding:

1)	One Unit has one share of common and two warrants
2)	Warrant exercise price $5
3)	UPO not included: 500,000 units at $7.50 which includes1,000,000 warrants at $6.25.

Director and Officers Bios

•	Ram Mukunda, CEO
•	Founder, CEO India Globalization Capital since April 2005.
•	Founder, Startec Global Communications
–	Created the first international long distance carrier targeting ethnic customers, NASDAQ IPO 1997
–	Built the fourth largest VOIP carrier into the emerging economies:
–	Operations in Europe and Asia
–	Over $600M in enterprise value
–	Over 1 million customers and over $300M in revenue
–	Acquired, integrated and managed over 15 acquisitions and investments in Asia, North America and Europe
–	Recipient of numerous awards including the 1998 E&Y Entrepreneur of the Year award.
–	Previous experience: Intelsat, Wall Street Bond firm
–	B.S., M.S. University of Maryland, College Park.

Director and Officers Bios

Most of the team has worked together for over 10 years.

Chairman, Board & Audit Committee: Dr. Ranga Krishna (43)
•	Founder of Rising Sun Holding (RSH), Inc. a $120mm residential real estate developer serving NY, NJ, & Connecticut.
•	Founder of International Pharma Trials, Inc. A Clinical Research Organization (CRO) based in India with Sloan Kettering Hospital as strategic partner

Treasurer: John Selvaraj (63)
•	V.P. of Finance at Startec (10 years).
•	CFO for the U.S. office of the European Union (22 years).
•	B.A. Accounting, MBA, Charted Accountant (India).

•	Director, Corporate Development: Dhruva Kumar (38)
•	V.P. Global Carrier Services at Startec (9 years).
•	General Manager UK operations.
•	B.S. International Management. B.A. Spanish. University of Md.

Tax Efficient Structure

IGC
(USA, Amex listed)

IGC
Mauritius

Sricon          TBL
Mauritius and India have an investment protection treaty.
Favorable tax treatment of income, dividend and capital gains.

Summary

High growth economy and sector:
•	One of the fastest growing economies in the world.
•	$475 billion spend on infrastructure in the next 4-5 years.
•	Around $246M in backlog of orders. Visibility into revenue & earnings.
•	Revenue projected to grow
–	100% between FYE 2007 and FYE 2008 and
–	over 300% between FYE 2008 and FYE 2009.
•	Earnings projected to double between FYE 08 and FYE 09

Metrics to measure our progress:
•	Backlog growth > Revenue growth > Earnings growth
•	Vertical integration of material supply chain (rock quarry, steel, etc.)

Value:
•	Trading at around 5 times current fiscal year’s earnings, while peer group is trading substantially higher between 24-34.
•	One of the few ways to invest in Indian infrastructure from the US.
•	Only Indian infrastructure company listed in the USA

India Globalization Capital
Amex: IGC